EXHIBIT 32.1

CERTIFICATIONS OF CEO AND CFO PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q of AquaVenture Holdings Limited (the “Company”) for the period ended September 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, Douglas R. Brown, Chief Executive Officer of the Company, and Lee S. Muller, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 18, 2016	/s/ Douglas R. Brown
Douglas R. Brown
Chief Executive Officer
Principal Executive Officer

Dated: November 18, 2016	/s/ Lee S. Muller
Lee S. Muller
Chief Financial Officer
Principal Financial Officer